EXHIBIT 99.1


                          GRIDLINE COMMUNICATIONS CORP.


                          INDEX TO FINANCIAL STATEMENTS


                                                                                                         Page:
Report of Independent Registered Public Accounting Firm                                                   A-2

Financial Statements:

         Balance Sheet - December 31, 2004                                                                A-3

         Statement of Operations - For period from July 2, 2004 (date of inception)                       A-4
         through December 31, 2004

         Statement of Stockholders' Equity - For period from July 2, 2004 (date of inception)             A-5
         through December 31, 2004

         Statement of Cash Flows - For period from July 2, 2004 (date of inception)                       A-6
         through December 31, 2004

Notes to Financial Statements                                                                             A-7


R. E. BASSIE & CO.
CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

                                         6671 Southwest Freeway, Suite 550
                                         Houston, Texas 77074-2220
                                         Tel: (713) 272-8500 Fax: (713) 272-8515
                                         E-Mail: Rebassie@aol.com


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors and Stockholders
Gridline Communications Corp.:

We have audited the accompanying balance sheet of Gridline Communications Corp. (a development stage company - the Company) as of December 31, 2004, and related statements of operations, stockholders' equity, and cash flows for the period from July 2, 2004 (date of inception) through December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gridline Communications Corp. as of December 31, 2004, and the results of its operations and its cash flows for period from July 2, 2004 (date of inception) through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company is a development stage corporation with limited capital. Successful development and marketing of the Company's products and the procurement of additional financing is necessary for the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                           /s/ R. E. Bassie & Co.



Houston, Texas
April 15, 2005

                          GRIDLINE COMMUNICATIONS CORP.

                                  BALANCE SHEET

                                December 31, 2004
                          (A Development Stage Company)


                                                 ASSETS
Current assets:
        Cash                                                                                                     $          4,527
        Prepaid expenses                                                                                                    2,698
                                                                                                                 ----------------
                      Total current assets                                                                                  7,225
                                                                                                                 ----------------
Property and Equipment                                                                                                      1,065
        Less accumulated depreciation                                                                                          29
                                                                                                                 ----------------
                      Net property and equipment                                                                            1,036
                                                                                                                 ----------------
                      Total assets                                                                               $          8,261
                                                                                                                 ================


                                  LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
        Accounts payable and accrued expenses                                                                    $        186,485
        Accrued interest payable                                                                                           19,770
        Convertible notes payable                                                                                       1,169,000
                                                                                                                 ----------------
                                                     Total liabilities - current                                        1,375,255
                                                                                                                 ----------------
Stockholders' equity (deficit):
        Preferred stock, $0.0001 par value, 20,000,000 shares authorized.
                      None issued                                                                                               -
        Common stock, $.0001 par value.  Authorized 230,000,000 shares:
                      96,700,000 shares issued and outstanding at December 31, 2004                                         9,670
        Deficit accumulated during the development stage                                                               (1,376,664)
                                                                                                                 ----------------
                                                     Total stockholders' equity (deficit)                              (1,366,994)
                                                                                                                 ----------------
                                                     Total liabilities and stockholders' equity                  $          8,261
                                                                                                                 ================


                See accompanying notes to financial statements.

                          GRIDLINE COMMUNICATIONS CORP.

                             STATEMENT OF OPERATIONS

 For the period from July 2, 2004 (date of inception) through December 31, 2004
                         (A Development Stage Company)





 Revenues                                                     $               -

 Costs and expenses:
            Research and development costs                              760,223
            Selling, general and administrative                         596,671
                                                              -----------------
                          Total cost and expenses                     1,356,894
                                                              -----------------

                          Operating loss                             (1,356,894)

 Other expenses - interest expense                                      (19,770)
                                                              -----------------
                          Net loss                            $      (1,376,664)
                                                              =================


                 See accompanying notes to financial statements.

                          GRIDLINE COMMUNICATIONS CORP.

                        STATEMENT OF STOCKHOLDERS' EQUITY

 For the period from July 2, 2004 (date of inception) through December 31, 2004
                         (A Development Stage Company)


                                                                                               DEFICIT
                                                                                            ACCUMULATED
                                                                                               DURING           TOTAL
                                                                                                 THE        STOCKHOLDERS'
                                          PREFERRED STOCK               COMMON STOCK          DEVELOPMENT      EQUITY
                                      SHARES          AMOUNT        SHARES         AMOUNT       STAGE         (DEFICIT)
                                     --------        --------      --------       --------      ------        ---------
 Balance, July 2, 2004                         -   $         -             -    $         -   $         -    $        -
   Issuance of common shares under
          private placement                    -             -    96,700,000          9,670             -          9,670
   Net loss                                    -             -             -              -    (1,376,664)    (1,376,664)
                                     -----------   -----------   -----------    -----------   -----------    -----------
 Balance, December 31, 2004                    -   $         -    96,700,000    $     9,670   $(1,376,664)   $(1,366,994)
                                     ===========   ===========   ===========    ===========   ===========    ===========


                 See accompanying notes to financial statements.

                          GRIDLINE COMMUNICATIONS CORP.

                            STATEMENT OF CASH FLOWS

 For the period from July 2, 2004 (date of inception) through December 31, 2004
                         (A Development Stage Company)



 Cash flows from operating activities:
         Net loss                                                                                          $      (1,376,664)
         Adjustments to reconcile net loss to net cash
                  used in operating activities:
                          Depreciation expense                                                                            29
                          (Increase) decrease in operating assets:
                                     Prepaid expenses                                                                 (2,698)
                          Increase (decrease) in operating liabilities:
                                     Accounts payable and accrued expenses                                           186,485
                                     Accrued interest payable                                                         19,770
                                                                                                           -----------------
                                                 Net cash used in operating activities                            (1,173,078)
                                                                                                           -----------------
 Cash flows from investing activities
         Capital expenditure for equipment                                                                            (1,065)
                                                                                                           -----------------
                                                 Net cash used in investing activities                                (1,065)
                                                                                                           -----------------
 Cash flows from financing activities:
         Proceeds from issuance of common shares under private placement                                               9,670
         Proceeds from sale of convertible notes                                                                   1,169,000
                                                                                                           -----------------
                                                 Net cash provided by financing activities                         1,178,670
                                                                                                           -----------------
                                                 Net increase in cash                                                  4,527
 Cash at July 2, 2004 (date of inception)                                                                                  -
                                                                                                           -----------------
 Cash at end of year                                                                                       $           4,527
                                                                                                           =================


                 See accompanying notes to financial statements.

                          GRIDLINE COMMUNICATIONS CORP.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENT

                                December 31, 2004

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION, OWNERSHIP AND BUSINESS

    Gridline Communications Corp. (the "Company"), formerly Halocom, Inc., was incorporated under the laws of the State of Delaware on July 2, 2004. The Company is a development stage company formed to provide integrated distribution of broadband signaling and connectivity through electrical power lines, to homes, and offices. The company plans to provide Power Line Communication (PLC), (which the company may refer to as BPL or broadband over powerline), method of communications using existing electric power transmission and electricity distribution lines. It means the company may use powerline communications (PLC) or broadband over powerline (BPL), interchangeably. PLC technology will allow the Company, through the utilities companies, to send or communicate more robust data and voice over standard 50 or 60 Hz voltage frequency. The Company has realized that the dominant policy trend across the United States and the entire rest of the Globe remains deregulation, liberalization, and privatization of the telecommunications sector, and services. This global transformation is precipitating a high volume of data Internet traffic, which is exceeding the volume of voice traffic. Broadband over Power Line (BPL) communications may become the most optimal means of getting broadband signaling, and broadband-enabled value-added services (such as Voice over Internet Protocol, Video On Demand, Real-time Interactive Video, etc.), into homes and offices, in areas or communities that have electricity, but are lacking in Internet fiber optic backbone, due to their location, or costs associated with deploying fiber optic infrastructure, or other attributes.

    ACCOUNTS RECEIVABLE

    Accounts receivable consist primarily of trade receivables, net of a valuation allowance for doubtful accounts.

    INVENTORIES

    Inventories are valued at the lower-of-cost or market on a first-in, first-out basis.

    INVESTMENT SECURITIES

    The Company accounts for its investments in accordance with Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Management determines the appropriate classification of its investments in marketable securities at the time of purchase and reevaluates such determination at each balance sheet date. Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities. Debt securities for which the Company does not have the intent or ability to hold to maturity and equity securities not classified as trading securities are classified as available-for-sale. The cost of investments sold is determined on the specific identification or the first-in, first-out method. Trading securities are reported at fair value with unrealized gains and losses recognized in earnings, and available-for-sale securities are also reported at fair value but unrealized gains and losses are shown in the caption "unrealized gains (losses) on shares available-for-sale" included in stockholders' equity. Management determines fair value of its investments based on quoted market prices at each balance sheet date.

    PROPERTY, EQUIPMENT AND DEPRECIATION

    Property and equipment are recorded at cost less accumulated depreciation. Upon retirement or sale, the cost of the assets disposed of and the related accumulated depreciation are removed from the accounts, with any resultant gain or loss being recognized as a component of other income or expense. Depreciation is computed over the estimated useful lives of the assets (5-20 years) using the straight-line method for financial reporting purposes and accelerated methods for income tax purposes. Maintenance and repairs are charged to operations as incurred.

    Advertising Costs

    The cost of advertising is expensed as incurred.

    RESEARCH AND DEVELOPMENT

    Research and development costs are expensed as incurred.

    INCOME TAXES

    The Company is a taxable entity and recognizes deferred tax assets and liabilities for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to be in effect when the temporary differences reverse. The effect on the deferred tax assets and liabilities of a change in tax rates is recognized in income in the year that includes the enactment date of the rate change. A valuation allowance is used to reduce deferred tax assets to the amount that is more likely than not to be realized.

    MANAGEMENT'S ESTIMATES AND ASSUMPTIONS

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses.

    Actual results could differ from these estimates.

    STOCK-BASED COMPENSATION

    The Company has chosen to continue to account for stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," and related Interpretations and to elect the disclosure option of SFAS No. 123, "Accounting for Stock-Based Compensation." Accordingly, compensation cost for stock options issued to employees is measured as the excess, if any, of the quoted market price of the Company's stock at the date of the grant over the amount an employee must pay to acquire the stock.

    FAIR VALUE OF FINANCIAL INSTRUMENTS

    The Company estimates the fair value of its financial instruments using available market information and appropriate valuation methodologies. However, considerable judgment is required in interpreting market data to develop the estimates of fair value. Accordingly, the Company estimates of fair value are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumption and/or estimation methodologies may have a material effect on the estimated fair value amounts. The interest rates payable by the Company on its notes payable approximate market rates. The Company believes that the fair value of its financial instruments comprising accounts receivable, notes receivable, accounts payable, and notes payable approximate their carrying amounts.

    NEW PRONOUNCEMENTS

    In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 153. This statement addresses the measurement of exchanges of nonmonetary assets. The guidance in APB Opinion No. 29, "ACCOUNTING FOR NONMONETARY TRANSACTIONS," is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged.

    The guidance in that opinion; however, included certain exceptions to that principle. This statement amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. This statement is effective for financial statements for fiscal years beginning after JUNE 15, 2005. Earlier application is permitted for nonmonetary asset exchanges incurred during fiscal years beginning after the date of this statement is issued. Management believes the adoption of this statement will have no impact on the financial statements of THE COMPANY.

    In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 152, which amends FASB statement No. 66, "ACCOUNTING FOR SALES OF REAL ESTATE," to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, "ACCOUNTING FOR REAL ESTATE TIME-SHARING TRANSACTIONS." This statement also amends FASB Statement No. 67, "ACCOUNTING FOR COSTS AND INITIAL RENTAL OPERATIONS OF REAL ESTATE PROJECTS," to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2. This statement is effective for financial statements for fiscal years beginning after JUNE 15, 2005. Management believes the adoption of this statement will have no impact on the financial statements of THE COMPANY.

    In November 2004, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 151, "INVENTORY COSTS-- AN AMENDMENT OF ARB NO. 43, CHAPTER 4." This statement amends the guidance in ARB No. 43, Chapter 4, "INVENTORY PRICING," to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Paragraph 5 of ARB 43, Chapter 4, previously stated that "UNDER SOME CIRCUMSTANCES, ITEMS SUCH AS IDLE FACILITY EXPENSE, EXCESSIVE SPOILAGE, DOUBLE FREIGHT, AND REHANDLING COSTS MAY BE SO ABNORMAL AS TO REQUIRE TREATMENT AS CURRENT PERIOD CHARGES." This statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of "SO ABNORMAL." In addition, this statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. This statement is effective for inventory costs incurred during fiscal years beginning after JUNE 15, 2005. Management does not believe the adoption of this statement will have any immediate material impact on THE COMPANY.

    In May 2003, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 150, "ACCOUNTING FOR CERTAIN FINANCIAL INSTRUMENTS WITH CHARACTERISTICS OF BOTH LIABILITIES AND EQUITY"
    (hereinafter "SFAS NO. 150"). SFAS No. 150 establishes standards for classifying and measuring certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as liabilities in statements of financial position. Previously, many of those instruments were classified as equity. SFAS No. 150 is effective for financial instruments entered into or modified after MAY 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after JUNE 15, 2003. THE COMPANY has determined the adoption of this statement will have no effect on THE COMPANY's financial statements.

(2) CONVERTIBLE NOTES PAYABLE

    Convertible notes payable (the Notes) represent 8% convertible notes that will mature on September 10, 2005. The notes bear interest at the rate of 8% per annum and will be payable on the maturity date. The notes are convertible into the Company's common stock, in whole or in part, at the election of the holder, at any time prior to the maturity date, at a conversion price of $.10 per share, unless previously redeemed, subject to certain conditions. The notes are redeemable, in whole or in part, at the option of the Company, at any time prior to the maturity date, for a cash amount equal to the redemption price (105% of principal amount thereof, together with accrued interest to the redemption date).

    The Company offered the Note only to "accredited investors" (as defined by Regulation D under the Securities Act of 1933, as amended).

(3) RELATED PARTY TRANSACTIONS

    During the period from July 2, 2004 (date of inception) through December 31, 2004, the Company paid a 10% ($116,900) commission on debt financing (convertible notes payable) to a firm owned by the Chairman of the Board. For the same period, the Company paid consulting expenses to the Chairman of the Board in the amount of $25,000.

    During the period from July 2, 2004 through December 31, 2004, the Company paid $755,000 to iGate, Inc., a company founded and controlled by one of the directors of Gridline Communications Corp.

(4) INCOME TAXES

    A reconciliation of income taxes at the federal statutory rate to amounts provided for the period ended December 31, 2004 is as follows:


       Tax expense/(benefit) computed at statutory rate for
         continuing operations                                         (468,066)
       Tax effect (benefit) of operating loss carryforwards             468,066
                                                                  -------------
       Tax expense/(benefit) for continuing operations                        -
                                                                  =============

    The Company has a current net operating loss carryforwards in the amount of $1,376,664 as of December 31, 2004, to offset future taxable income, which expire 2024. At the statutory rate of 34%, the Company would have a tax benefit of $468,066.

    Deferred taxes are determined based on the temporary differences between the financial statement and income tax bases of assets and liabilities as measured by the enacted tax rates, which will be in effect when these differences reverse. The components of deferred income tax assets are as follows:


        Deferred tax assets:
         Net operating loss                                             468,066
                                                                    -----------
                         Total deferred tax assets                      468,066
                         Valuation allowance                            468,066
                                                                    -----------
                         Net deferred assets                                  -
                                                                    ===========

    At December 31, 2004, the Company provided a 100% valuation allowance for the deferred tax asset because given the volatility of the current economic climate, it could not be determined whether it was more likely than not that the deferred tax asset/(liability) would be realized.

(5) GOING CONCERN

    The Company is a development stage corporation with limited capital. Successful development and marketing of the Company's products and the procurement of additional financing is necessary for the Company to continue as a going concern.

    In view of these matters, realization of a major portion of the assets in the accompanying balance sheet is dependent upon continued operations of the Company. Management believes that actions presently being taken to obtain additional equity financing will provide the opportunity to continue as a going concern.